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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   June 23, 2004
                                                    --------------


                          WORTHINGTON INDUSTRIES, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its Charter)

           Ohio                        1-8399                    31-1189815
------------------------        ---------------------        -------------------
(State of Incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

    200 Old Wilson Bridge Road, Columbus, Ohio                     43085
--------------------------------------------------             --------------
     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:           (614) 438-3210
                                                             ----------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)



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 ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 23, 2004, Worthington Industries, Inc. (the "Registrant") issued a press release reporting results for the three and twelve month periods ended May 31, 2004. A copy of the press release (the "Release") is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


         The Release contains financial information which will allow investors to make calculations to compare results excluding the special items recognized in the fourth quarter of fiscal year 2004 ended May 31, 2004. We believe that this information will enable investors to more readily compare both quarter-over-quarter and year-over-year results on a GAAP basis and quarter-over-quarter and year-over-year results excluding the impact of these special items.


         We use the results, excluding the special items, as a measure of our normal operating performance which is factored into evaluations and compensation payments.


         The information in this Current Report on Form 8-K, including Exhibit
99.1 included herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, except if the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.


                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WORTHINGTON INDUSTRIES, INC.


Date:  June 23, 2004
                                          By: /s/ Dale T. Brinkman
                                              ------------------------------
                                              Dale T. Brinkman, Vice President-
                                              Administration, General
                                              Counsel & Secretary



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